Dechert LLP 1900 K Street, N.W. Washington, DC 20006-1110 +1 202 261 3300 Main +1 202 261 3333 Fax Stephen Cohen Partner stephen.cohen@dechert.com +1 202 261 3304 Direct +1 202 261 3024 Fax

August 8, 2025

VIA EDGAR

United States Securities and Exchange Commission

Division of Investment Management

100 F Street N.E.

Washington, DC 20549

Re:	Angel Oak Financial Strategies Income Term Trust
Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

On behalf of Angel Oak Financial Strategies Income Term Trust, a Delaware trust (the “Trust”) transmitted for filing is the Trust’s Preliminary Proxy Statement on Schedule 14A pursuant to the rules and regulations on the Securities Exchange Act of 1934, as amended, for the Company’s special meeting of the shareholders (“Special Meeting”).

At the Special Meeting, holders of the outstanding shares of the Trust’s common stock, voting together as a single class, will be asked to: (i) approve a new advisory agreement investment advisory agreement between the Trust and its investment adviser, Angel Oak Capital Advisors, LLC (“Proposal 1”), (ii) to approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1, and (iii) to transact such other business as may properly come before the Special Meeting.

In addition, we note that the Trust intends to send proxy materials to its shareholders on or about August 11, 2025.

* * * * * * * *

If you have any questions, please feel free to contact the undersigned by telephone at 202.261.3304 (or by email at stephen.cohen@dechert.com) or Remington A. Shepard at 215.994.2327 (or by email at remington.shepard@dechert.com).

Sincerely,

/s/ Stephen T. Cohen

Stephen T. Cohen

cc: Remington A. Shepard, Dechert LLP